UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1
TO

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2005

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

[LOGO]

Commission File Number 001-31898

Delaware	03-0376558
(State or other jurisdiction	(I. R. S. Employer
of incorporation or organization)	Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(901) 348-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
SIGNATURE

Item 2.02. Results of Operations and Financial Condition.

Pinnacle Airlines Corp. (“Pinnacle Airlines”) filed a current report on Form 8-K on January 31, 2005, with regard to the issuance of a press release to discuss the earnings impact of December weather. Pinnacle Airlines hereby incorporates by reference the information contained in Item 7.01 (Regulation FD Disclosure) of such current report on Form 8-K into Item 2.02 (Results of Operations and Financial Condition) hereof.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)
By:	/s/ Peter D. Hunt
Peter D. Hunt
Vice President and Chief Financial Officer

February 3, 2005

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